Exhibit 99.1

Risk Factors

Unless otherwise indicated or the context otherwise requires, all references in this Exhibit 99.1 shall have the meanings ascribed to them in the Current Report on Form 8-K (the “Form 8-K”) filed with the Securities and Exchange Commission (the “SEC”) on December 28, 2023 and, if not defined in the Form 8-K, the final prospectus and definitive proxy statement dated November 13, 2023 filed by the registrant prior to the consummation of the Transaction (the “Proxy Statement/Prospectus”). Unless the context otherwise requires, all references in this Exhibit 99.1 to “we,” “us”, or “our” refer to the business of Mobix Labs prior to the consummation of the Transaction.

We cannot predict whether Mobix Labs will succeed in generating revenue growth or whether it will ever achieve profitability. Mobix Labs’ forecasts and projections that were initially presented to Chavant’s board of directors were based upon assumptions, analyses and internal estimates developed by its management that were intended to reflect Mobix Labs’ management’s views as of the time they were prepared and presented. However, the assumptions underlying these forecasts have not proven to be correct, and Mobix Labs’ actual operating results have been, and Mobix Labs’ management expects that they will continue to be, significantly less favorable than those forecasted or projected.

We cannot predict whether Mobix Labs will succeed in generating revenue growth or whether it will ever achieve profitability. In connection with its initial approval of the Transaction in November 2022, Chavant’s board of directors considered forecasts and projections for Mobix Labs, and these forecasts and projections were subject to significant uncertainty and were based on assumptions, analyses and estimates developed by its management, with reference to industry publications and reports or other publicly available information. These included assumptions, analyses and estimates about, among others, the commercialization timeline of its semiconductor products, the expected size and growth rate of the markets which it seeks to serve, the speed and scope of the commercial adoption of 5G technology, market demand, the cost of operating its business, and the timeline and potential benefits of completing the Transaction and the potential acquisition of EMI Solutions, all of which have been, and continue to be, subject to a wide variety of business, regulatory and competitive risks and uncertainties, many of which are beyond Mobix Labs’ control. Certain of these assumptions, analyses and estimates have already proven incorrect. Moreover, such forecasts and projections have been largely superseded by the actual results of Mobix Labs for the year ended September 30, 2023, which were materially lower than the prospective results in such forecasts and projections.

In particular, in preparing these forecasts and projections, Mobix Labs’ management assumed an earlier date for the completion of the Transaction than what is currently expected and, accordingly, an earlier date for the receipt of funds to invest in the development of its products and its operations and to obtain finished goods to satisfy existing and outstanding customer orders. Mobix Labs’ forecasts and projections also assumed that the acquisition of EMI Solutions would be closed in the fourth quarter of the calendar year 2022. However, the acquisition was not consummated until December 2023.

In addition, Mobix Labs’ revenue has been, and will continue to be, adversely impacted by Mobix Labs’ inability to obtain sufficient finished goods to fill customer orders for its connectivity products and to maintain or increase its profit margins for its connectivity products due to manufacturing limitations, replacement costs and its capital constraints. Accordingly, Mobix Labs’ actual operating results have been, and Mobix Labs’ management expects that they will continue to be, significantly less favorable than those forecasted or projected, and Chavant’s board of directors determined that such forecasts and projections were no longer reliable for, and therefore should not be considered in, its continued evaluation of the Transaction. See “Proposal No. 1 — The Transaction Proposal — The Transaction — Chavant’s Board of Directors’ Reasons for the Approval of the Transaction — Additional Considerations” of the Proxy Statement/Prospectus.

Mobix Labs has incurred losses in the operation of its business and anticipates that its expenses, including those related to research and development activities for the development of semiconductor products, will increase and that it will continue to incur losses in the near future. Mobix Labs may never achieve or sustain profitability.

Since inception, Mobix Labs has incurred operating losses and negative cash flows, primarily as a result of its ongoing investment in product development. For the fiscal years ended September 30, 2023 and 2022, Mobix Labs incurred net losses of $39.6 million and $23.9 million, respectively, and as of September 30, 2023, Mobix Labs had an accumulated deficit of $83.8 million. Since September 30, 2023, Mobix Labs has continued to incur net losses, and Mobix Labs expects it will continue or increase expenses related to research and development activities and continue to incur operating losses and negative cash flows from operations for the foreseeable future.

Mobix Labs may never achieve profitability or generate sufficient revenues to sustain itself. Even if Mobix Labs introduces its semiconductor products to market, increases its connectivity revenue and executes its acquisition strategy, it may continue to incur substantial losses for reasons, including lack of demand for its products, increasing competition, challenging macroeconomic conditions, regulatory changes and other risks discussed herein.

There is substantial doubt concerning Mobix Labs’ ability to continue as a going concern.

As described in the preceding risk factor, Mobix Labs expects that it will continue to incur operating losses and negative cash flows from operations for the foreseeable future and will need to raise additional debt or equity financing to fund its operations. Mobix Labs believes that there is a substantial doubt concerning its ability to continue as a going concern. In addition, Mobix Labs’ independent registered public accounting firm included an explanatory paragraph in its report on Mobix Labs’ financial statements included elsewhere in the Form 8-K as to the substantial doubt concerning Mobix Labs’ ability to continue as a going concern.

As of the date of the issuance of Mobix Labs’ financial statements included elsewhere in the Form 8-K, Mobix Labs does not have sufficient funds to meet its operating needs and satisfy its obligations for at least twelve months from the date of the issuance of its financial statements. There are no assurances that Mobix Labs will be able to obtain financing on acceptable terms, or at all, to provide the necessary interim funding to continue its operations and satisfy its obligations. If Mobix Labs raises funds by issuing equity securities, dilution to existing stockholders may result. Any equity securities issued may also provide for rights, preferences or privileges senior to those of holders of common stock. If Mobix Labs raises funds by issuing debt securities, such debt securities would have rights, preferences and privileges senior to those of preferred and common stockholders. The terms of debt securities or borrowings may impose significant restrictions on Mobix Labs’ operations. Without such additional funding, Mobix Labs will not be able to continue operations.

Any such events would have a material adverse effect on Mobix Labs’ financial position, results of operations, cash flows, and ability to achieve its intended business objectives.

Mobix Labs is exposed to potential impairment charges on certain assets.

Mobix Labs had approximately $5.3 million of goodwill and $5.2 million of intangible assets on its balance sheet as of September 30, 2023. Under GAAP, Mobix Labs is required to review its intangible assets for impairment whenever events or changes in circumstances indicate that the carrying value of these assets may not be recoverable. Mobix Labs performs an annual assessment of goodwill during its fiscal fourth quarter, and it also assesses the impairment of goodwill on an interim basis whenever events or changes in circumstances indicate that the carrying value of such assets may not be recoverable. Mobix Labs could incur significant goodwill or intangible impairment charges, which could negatively impact its financial results.

Mobix Labs identified material weaknesses in its internal control over financial reporting. If Mobix Labs is unable to remediate these material weaknesses, or if it identifies additional material weaknesses in the future or otherwise fails to maintain effective internal control over financial reporting, it may not be able to accurately or timely report its financial condition or results of operations, which may adversely affect Mobix Labs’ business and share price.

A material weakness is a deficiency, or combination of deficiencies, in internal control over financial reporting, such that there is a reasonable possibility that a material misstatement of the annual or interim financial statements will not be prevented or detected on a timely basis. The material weaknesses are as follows:

•	Mobix Labs did not design and maintain an effective control environment commensurate with its financial reporting requirements. Specifically, Mobix Labs lacked a sufficient complement of personnel with an appropriate level of accounting knowledge, training and experience to appropriately analyze, record and disclose accounting matters timely and accurately. Additionally, the insufficient complement of personnel resulted in an inability to consistently establish appropriate authorities and responsibilities in pursuit of financial reporting objectives, as demonstrated by, among other things, insufficient segregation of duties in its finance and accounting functions.

•	Mobix Labs did not design and maintain an effective risk assessment process at a precise enough level to identify new and evolving risks of material misstatement in the financial statements. Specifically, changes to existing controls or the implementation of new controls have not been sufficient to respond to changes to the risks of material misstatement to financial reporting.

These material weaknesses contributed to the following additional material weaknesses:

•	Mobix Labs did not design and maintain formal accounting policies, procedures and controls to achieve complete, accurate and timely financial accounting, reporting and disclosures, including controls over (i) the preparation and review of account reconciliations and journal entries, (ii) maintaining appropriate segregation of duties, (iii) determining the appropriate grant date for stock options and evaluating the assumptions used within the Black-Scholes model to determine the fair value of option grants, and (iv) the review of the completeness and accuracy of the income tax provision and related disclosures. Additionally, Mobix Labs did not design and maintain controls over the classification and presentation of accounts and disclosures in the financial statements and to ensure revenue transactions are recorded in the correct period.

•	Mobix Labs did not design and maintain effective controls to identify and account for certain non-routine, unusual or complex transactions, including the proper application of U.S. GAAP of such transactions. Specifically, Mobix Labs did not design and maintain effective controls to (i) timely identify, account for and value business combinations and asset acquisitions, including the associated tax implications and (ii) timely identify, account for and value financing arrangements.

These material weaknesses resulted in adjustments related to revenue, accrued expenses, general and administrative expenses, inventory, costs of products sold, the accounting for and classification of redeemable convertible preferred stock, founders preferred and common stock, stock-based compensation expense, other current assets, income tax expense and deferred tax liabilities, and related accounts to these adjustments, and the purchase price allocation for the business combination disclosed in the annual audited financial statements as of and for the years ended September 30, 2022 and 2021.

•	Mobix Labs did not design and maintain effective information technology (“IT”) general controls for information systems that are relevant to the preparation of the financial statements. Specifically, Mobix Labs did not design and maintain (i) program change management controls to ensure that program and data changes are identified, tested, authorized and implemented appropriately, (ii) user access controls to ensure appropriate segregation of duties and to adequately restrict user and privileged access to appropriate personnel, (iii) computer operations controls to ensure that processing and transfer of data, and data backups and recovery are monitored, and (iv) program development controls to ensure that new software development is tested, authorized and implemented appropriately. These deficiencies did not result in a misstatement to the financial statements.

Additionally, these material weaknesses could result in a misstatement of substantially all of Mobix Labs’ accounts or disclosures that would result in a material misstatement to the annual or interim financial statements that would not be prevented or detected.

Mobix Labs has begun implementation of a plan to remediate the material weaknesses described above. Those remediation measures will include (i) hiring additional accounting and IT personnel to bolster its technical reporting, transactional accounting and IT capabilities; (ii) designing and implementing controls to formalize roles and review responsibilities and designing and implementing controls over segregation of duties; (iii) designing and implementing controls to identify and evaluate changes in Mobix Labs’ business and the impact on its internal control over financial reporting; (iv) designing and implementing controls to identify, account for, and value non-routine, unusual or complex transactions; (v) designing and implementing formal accounting policies, procedures and controls supporting Mobix Labs’ financial close process, including controls over account reconciliations and journal entries; (vi) designing and implementing controls over determining the appropriate grant date for stock options and evaluating the assumptions used within the Black-Scholes model; (vii) designing and implementing controls over the completeness and accuracy of the income tax provision and related disclosure; (viii) designing and implementing controls over the classification and presentation of accounts and disclosures in the financial statements and to ensure revenue transactions are recorded in the correct period; (ix) implementing a more sophisticated IT system, and (x) designing and implementing IT general controls.

Mobix Labs is working to remediate the material weaknesses as efficiently and effectively as possible. At this time, Mobix Labs cannot provide an estimate of costs expected to be incurred in connection with implementing this remediation plan; however, these remediation measures will be time consuming, will result in Mobix Labs incurring significant costs and will place significant demands on its financial and operational resources.

While Mobix Labs is designing and implementing measures to remediate its existing material weaknesses, it cannot predict the success of such measures or the outcome of its assessment of these measures at this time. Mobix Labs can give no assurance that these measures will remediate any of the deficiencies in its internal control over financial reporting, or additional material weaknesses in its internal control over financial reporting will not be identified in the future. Mobix Labs’ current controls and any new controls that it develops may become inadequate because of changes in conditions in its business, personnel, IT systems and applications, or other factors. Any failure to design or maintain effective internal control over financial reporting or any difficulties encountered in their implementation or improvement could increase compliance costs, negatively impact share trading prices, or otherwise harm Mobix Labs’ operating results or cause it to fail to meet its reporting obligations. The effectiveness of Mobix Labs’ internal control over financial reporting is subject to various inherent limitations, including cost limitations, judgments used in decision making, assumptions about the likelihood of future events, the possibility of human error and the risk of fraud. If Mobix Labs is unable to remediate the material weaknesses, Mobix Labs’ ability to record, process, summarize and report information within the time periods specified in the rules and forms of the SEC could be adversely affected, which, in turn, may adversely affect Mobix Labs’ reputation and business and the market price of New Mobix Labs’ Class A Common Stock. In addition, any such failures could result in litigation or regulatory actions by the SEC or other regulatory authorities, loss of investor confidence, delisting of Mobix Labs’ securities and harm to Mobix Labs’ reputation and financial condition, or diversion of financial and management resources from the operation of Mobix Labs’ business.

As a public company, New Mobix Labs will be required, pursuant to Section 404 of the Sarbanes-Oxley Act, to furnish a report by management on, among other things, the effectiveness of its internal control over financial reporting. New Mobix Labs’ independent registered public accounting firm is not required to attest to the effectiveness of New Mobix Labs’ internal control over financial reporting until after New Mobix Labs is no longer an “emerging growth company,” as defined in the JOBS Act, or a “smaller reporting company,” as defined in Item 10(f)(1) of Regulation S-K. New Mobix Labs may not be able to conclude on an ongoing basis that it has effective internal control over financial reporting, in which case New Mobix Labs’ independent registered public accounting firm could not issue an unqualified opinion related to the effectiveness of New Mobix Labs’ internal control over financial reporting. If New Mobix Labs is unable to conclude that it has effective internal control over financial reporting and New Mobix Labs’ independent registered public accounting firm is unable to issue an unqualified opinion related to the effectiveness of New Mobix Labs’ internal control over financial reporting, investors could lose confidence in New Mobix Labs’ reported financial information, which could have a material adverse effect on the trading price of New Mobix Labs’ Class A Common Stock.